UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 27, 2012

LVB ACQUISITION, INC.
BIOMET, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware Indiana	000-54505 001-15601	26-0499682 35-1418342
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

56 East Bell Drive
Warsaw, Indiana 46582
(Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Incremental Term Facility Amendment

On December 27, 2012, LVB Acquisition, Inc. (“LVB”), Biomet, Inc. (“Biomet”) and certain of Biomet’s subsidiaries entered into an incremental term facility amendment to Biomet’s senior secured credit facilities (the “Incremental Amendment”) with the other loan parties party thereto and Bank of America, N.A., as Administrative Agent and additional term lender.  The Incremental Amendment was entered into pursuant to that certain Credit Agreement, dated as of September 25, 2007, as amended and restated by that certain Amendment and Restatement Agreement dated as of August 2, 2012 (the “Credit Agreement”), by and among Biomet, LVB, certain subsidiaries of Biomet, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and each lender from time to time party thereto.

By entering into the Incremental Amendment, the additional term lender party thereto has agreed to provide additional dollar-denominated term loans in aggregate principal amount of $730 million (the “Additional Term Loans”), which will used to refinance a portion of the term loans outstanding under the Credit Agreement due on March 25, 2015.  The Additional Term Loans are on terms identical to the term loans that were extended pursuant to the Credit Agreement and will mature on July 25, 2017.

In addition, Biomet is required to pay an upfront fee of 0.25% of the aggregate amount of the Additional Term Loans as of the effective date of the Incremental Amendment.

The foregoing description of the Incremental Amendment is not complete and is qualified in its entirety by reference to the full text of such agreement, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference to this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Incremental Term Facility Amendment to Amended and Restated Credit Agreement, dated as of December 27, 2012, among Biomet, Inc., LVB Acquisition, Inc., the loan parties party thereto and Bank of America, N.A., as Administrative Agent and Additional Term Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

LVB ACQUISITION, INC.

Date: January 2, 2013	By:	/s/ Daniel P. Florin

	Name:	Daniel P. Florin
	Title:	Senior Vice President and Chief Financial Officer

BIOMET, INC.

	By:	/s/ Daniel P. Florin

	Name:	Daniel P. Florin
	Title:	Senior Vice President and Chief Financial Officer